Exhibit 99.1

MagnaChip Reports Fourth Quarter and Full Year 2010

Financial Results

SEOUL, South Korea and CUPERTINO, Calif., February 1, 2011 — MagnaChip Semiconductor LLC (“MagnaChip Semiconductor”) today announced financial results for the quarter and year ended December 31, 2010.

Revenue for the fourth quarter of 2010 was $186.8 million, a 10.8% decrease compared to $209.4 million for the third quarter of 2010, and a 15.1% increase compared to $162.3 million for the combined three-month period ended December 31, 2009. For the full year 2010, revenue was $770.4 million compared to $560.1 million for 2009, a 37.6% increase.

Gross profit was $60.4 million or 32.3%, as a percent of revenue, for the fourth quarter of 2010. This compares to gross profit of $69.3 million or 33.1% for the third quarter of 2010 and $37.1 million or 22.9% for the combined three-month period ended December 31, 2009. For the full year 2010, gross profit was $243.6 million or 31.6% compared to $158.5 million or 28.3% for combined 2009.

“2010 proved to be a strong year for MagnaChip. We are very pleased that our refocused business strategy, strong pipeline of new products and enhanced manufacturing capacity has positioned us well for solid growth,” said Sang Park, MagnaChip Semiconductor’s Chairman and Chief Executive Officer. “Based on our solid design win momentum and booking activity we are excited about the outlook for 2011 and beyond for our Semiconductor Manufacturing Services, Display and Power Solutions products.”

Operating expense was $36.9 million or 19.7% of revenue for the fourth quarter of 2010. This compares to $39.8 million or 19.0% of revenue for the third quarter of 2010 and $40.0 million or 24.6% of revenue for the combined three-month period ended December 31, 2009. For the full year 2010, operating expense was $152.2 million or 19.8% compared to $142.2 million or 25.4% for combined 2009.

Operating income was $23.5 million for the fourth quarter of 2010 or 12.6% of revenue. This compares to operating income of $29.6 million or 14.1% of revenue for the third quarter of 2010 and operating loss of $2.8 million for the combined three-month period ended December 31, 2009. For the full year 2010, operating income was $91.4 million or 11.9% compared to $16.4 million or 2.9% for combined 2009.

Net income, on a GAAP basis, for the fourth quarter of 2010 totaled $12.3 million. This compares to net income of $61.5 million for the third quarter of 2010 and net income of $818.8 million for the combined three-month period ended December 31, 2009. For the full year 2010, net income was $74.1 million compared to $839.1 million for combined 2009. Net income, for the fourth quarter of 2010, was impacted primarily by a relatively constant foreign currency translation in the fourth quarter compared to a foreign currency gain of $41.4 million for the third quarter of 2010 and a foreign currency gain of $16.7 million and net reorganization gain of $809.0 million for the combined three-month period ended December 31, 2009, respectively. The net foreign currency exposure is primarily related to non-cash translation gains or losses for intercompany balances that are denominated in U.S. dollars. The net reorganization gain of $809.0 million in the one-month period ended October 25, 2009 represents the impact of non-cash reorganization income and expense items directly associated with our reorganization proceedings and primarily reflects the discharge of liabilities of $798.0 million.

Adjusted net income, a non-GAAP measurement, for the fourth quarter of 2010 totaled $17.4 million compared to $26.2 million for the third quarter of 2010, and $20.2 million for the combined three-month period ended December 31, 2009. For the full year 2010, adjusted net income was $89.2 million compared to $22.6 million for combined 2009.

Adjusted EBITDA, a non-GAAP measurement, for the fourth quarter of 2010 totaled $39.7 million compared to $45.7 million for the third quarter of 2010, and $32.6 million for the combined three-month period ended December 31, 2009. For the full year 2010, adjusted EBITDA was $157.9 million compared to $98.7 million for combined 2009.

Management believes that non-GAAP financial measures, when viewed in conjunction with GAAP results, can provide a more meaningful understanding of the factors and trends affecting MagnaChip Semiconductor’s business and operations. However, such non-GAAP financial measures have limitations and should not be considered as a substitute for net income or as a better indicator of our operating performance than measures that are presented in accordance with GAAP.

Combined cash balances (cash and cash equivalents plus short-term investments) totaled $172.2 million at the end of the fourth quarter of 2010, an increase of $10.7 million from the end of the prior quarter. Cash provided from operations totaled approximately $24.8 million for the fourth quarter of 2010. This compares to $30.7 million for the third quarter of 2010 and $11.3 million for the combined three-month period ended December 31, 2009.

Revenue by Segment

In thousands of US dollars

	Successor				Predecessor
	Three Months Ended			Two Months Ended	One Month Ended
	December 31, 2010	September 30, 2010	December 31, 2009 Combined	December 31, 2009	October 25, 2009
Display Solutions	$70,581	$77,989	$73,543	$51,044	$22,499
Power Solutions	18,398	17,801	5,943	4,746	1,197
Semiconductor Manufacturing Services	97,261	113,171	81,967	54,759	27,208
Other	532	487	834	533	301
Total Revenue	$186,772	$209,448	$162,287	$111,082	$51,205

Revenue by Segment

In thousands of US dollars

	Successor			Predecessor
	12 Months Ended		Two Months Ended	Ten Months Ended
	December 31, 2010	December 31, 2009 Combined	December 31, 2009	October 25, 2009
Display Solutions	$305,884	$282,938	$51,044	$231,894
Power Solutions	57,273	12,373	4,746	7,627
Semiconductor Manufacturing Services	405,197	261,421	54,759	206,662
Other	2,051	3,334	533	2,801
Total Revenue	$770,405	$560,066	$111,082	$448,984

Non-GAAP Metrics

Adjusted EBITDA excludes charges related to depreciation and amortization associated with continuing operations, interest expense, income tax expense (benefit), restructuring and impairment charges, other restructuring charges, abandoned IPO expenses, reorganization items, inventory step-up, equity-based compensation expense, foreign currency gain (loss) and derivative valuation gain (loss). Adjusted net income (loss) excludes charges related to restructuring and impairment charges, other restructuring charges, abandoned IPO expenses, reorganization items, inventory step-up, equity-based compensation expense, amortization of intangible assets associated with continuing operations, foreign currency gain (loss) and derivative valuation gain (loss). A reconciliation of GAAP results to non-GAAP results is included following the financial statements below.

About MagnaChip Semiconductor

Headquartered in South Korea, MagnaChip Semiconductor is a Korea-based designer and manufacturer of analog and mixed-signal semiconductor products for high volume consumer applications. MagnaChip Semiconductor believes it has one of the broadest and deepest range of analog and mixed-signal semiconductor platforms in the industry, supported by its 30-year operating history, a large portfolio of registered and pending patents and extensive engineering and manufacturing process expertise. For more information, please visit www.magnachip.com. Information on or accessible through, MagnaChip Semiconductor’s website is not a part of, and is not incorporated into, this release.

Safe Harbor for Forward-Looking Statements

Information in this release regarding MagnaChip Semiconductor’s forecasts, business outlook, expectations and beliefs are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include statements about our ability to capitalize on improving market dynamics and future operating and financial performance including fourth quarter 2010 revenues. All forward-looking statements included in this release are based upon information available to MagnaChip Semiconductor as of the date of this release, which may change, and we assume no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Factors that could cause or contribute to such differences include general economic conditions, the impact of competitive products and pricing, timely design acceptance by our customers, timely introduction of new products and technologies, ability to ramp new products into volume production, industry wide shifts in supply and demand for semiconductor products, industry and/or company overcapacity, effective and cost efficient utilization of manufacturing capacity, financial stability in foreign markets and the impact of foreign exchange rates, unanticipated costs and expenses or the inability to identify expenses which can be eliminated, compliance with U.S. and international trade and export laws and regulations by us and our distributors, and other risks detailed from time to time in MagnaChip Semiconductor’s filings with the SEC, including our Form S-1 filed on February 1, 2011 and subsequent registration statements, amendments or other reports that we may file from time to time with the SEC and/or make available on our website. MagnaChip Semiconductor assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

CONTACTS:

In the United States: Robert Pursel Director of Investor Relations Tel. 408-625-1262 robert.pursel@magnachip.com	In Korea: Chankeun Park Senior Manager, Public Relations Tel. +82-3-6903-3195 chankeun.park@magnachip.com

# # #

MAGNACHIP SEMICONDUCTOR LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands of US dollars, except unit data)

(Unaudited)

	Successor		Combined	Successor	Predecessor
	Three Months Ended		Three Months Ended	Two Months Ended	One Month Ended
	December 31, 2010	September 30, 2010	December 31, 2009	December 31, 2009	October 25, 2009
Net sales	$186,772	$209,448	$162,287	$111,082	$51,205
Cost of sales	126,421	140,133	125,160	90,408	34,752

Gross profit	60,351	69,315	37,127	20,674	16,453

Gross profit %	32.3%	33.1%	22.9%	18.6%	32.1%

Selling, general and administrative expenses	16,566	16,202	20,017	14,540	5,477
Research and development expenses	19,331	23,119	19,957	14,741	5,216
Restructuring and impairment charges	958	442	—	—	—

Operating income (loss) from continuing operations	23,496	29,552	(2,847)	(8,607)	5,760

Other income (expenses)
Interest expense, net	(6,981)	(7,312)	(2,290)	(1,258)	(1,032)
Foreign currency gain (loss), net	(19)	41,400	16,746	9,338	7,408
Reorganization items, net	—	—	809,048	—	809,048
Others	(16)	312	—	—	—

	(7,016)	34,400	823,504	8,080	815,424

Income (loss) from continuing operations before income taxes	16,480	63,952	820,657	(527)	821,184

Income tax expenses (benefit)	4,209	2,457	1,802	1,946	(144)

Income (loss) from continuing operations	12,271	61,495	818,855	(2,473)	821,328

Income (loss) from discontinued operations, net of taxes	—	—	(69)	510	(579)

Net income (loss)	$12,271	$61,495	$818,786	$(1,963)	$820,749

Income (loss) from continuing operations attributable to common units	$12,271	$61,495	$818,855	$(2,473)	$821,328

Net income (loss) attributable to common units	$12,271	$61,495	$818,786	$(1,963)	$820,749

Earnings (loss) per common unit from continuing operations—Basic and diluted	$0.04	$0.20		$(0.01)	$15.52

Earnings (loss) per common unit from discontinued operations—Basic and diluted	$—	$—		$—	$(0.01)

Earnings (loss) per common unit—Basic and diluted	$0.04	$0.20		$(0.01)	$15.51

Weighted average number of units—Basic	303,191,295	302,558,556		300,862,764	52,923,483
Weighted average number of units—Diluted	314,155,724	313,604,679		300,862,764	52,923,483

MAGNACHIP SEMICONDUCTOR LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands of US dollars, except unit data)

(Unaudited)

	Successor	Combined	Successor	Predecessor
	Twelve Months Ended	Twelve Months Ended	Two Months Ended	Ten Months Ended
	December 31, 2010	December 31, 2009	December 31, 2009	October 25, 2009
Net sales	$770,405	$560,066	$111,082	$448,984
Cost of sales	526,847	401,547	90,408	311,139

Gross profit	243,558	158,519	20,674	137,845

Gross profit %	31.6%	28.3%	18.6%	30.7%

Selling, general and administrative expenses	66,640	70,828	14,540	56,288
Research and development expenses	83,524	70,889	14,741	56,148
Restructuring and impairment charges	2,003	439	—	439

Operating income (loss) from continuing operations	91,391	16,363	(8,607)	24,970

Other income (expenses)
Interest expense, net	(22,899)	(32,423)	(1,258)	(31,165)
Foreign currency gain (loss), net	14,724	52,775	9,338	43,437
Reorganization items, net	—	804,573	—	804,573
Others	(706)	—	—	—

	(8,881)	824,925	8,080	816,845

Income (loss) from continuing operations before income taxes	82,510	841,288	(527)	841,815

Income tax expenses	8,390	9,241	1,946	7,295

Income (loss) from continuing operations	74,120	832,047	(2,473)	834,520

Income (loss) from discontinued operations, net of taxes	—	7,096	510	6,586

Net income (loss)	$74,120	$839,143	$(1,963)	$841,106

Dividends accrued on preferred units	—	6,317	—	6,317

Income (loss) from continuing operations attributable to common units	$74,120	$825,730	$(2,473)	$828,203

Net income (loss) attributable to common units	$74,120	$832,826	$(1,963)	$834,789

Earnings (loss) per common unit from continuing operations—Basic and diluted	$0.24		$(0.01)	$15.65

Earnings (loss) per common unit from discontinued operations—Basic and diluted	$—		$—	$0.12

Earnings (loss) per common unit—Basic and diluted	$0.24		$(0.01)	$15.77

Weighted average number of units—Basic	302,689,685		300,862,764	52,923,483
Weighted average number of units—Diluted	313,153,939		300,862,764	52,923,483

MAGNACHIP SEMICONDUCTOR LLC AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)

(In thousands of US dollars, except unit data)

(Unaudited)

	Successor		Combined	Successor	Predecessor
	Three Months Ended		Three Months Ended	Two Months Ended	One Month Ended
	December 31, 2010	September 30, 2010	December 31, 2009	December 31, 2009	October 25, 2009
Net income (loss)	$12,271	$61,495	$818,786	$(1,963)	$820,749
Less: Income (loss) from discontinued operations, net of taxes	—	—	(69)	510	(579)

Income (loss) from continuing operations	12,271	61,495	818,855	(2,473)	821,328
Adjustments:
Depreciation and amortization associated with continuing operations	14,063	14,347	14,860	11,218	3,642
Interest expense, net	6,981	7,312	2,290	1,258	1,032
Income tax expenses (benefit)	4,209	2,457	1,802	1,946	(144)
Restructuring and impairment charges	958	442	—	—	—
Other restructuring charges	—	—	1,139	—	1,139
Reorganization items, net	—	—	(809,048)	—	(809,048)
Inventory step-up	—	—	17,249	17,249	—
Equity-based compensation expense	1,167	1,320	2,213	2,199	14
Foreign currency (gain) loss, net	19	(41,400)	(16,746)	(9,338)	(7,408)
Derivative valuation (gain) loss, net	16	(312)	—	—	—

Adjusted EBITDA	$39,684	$45,661	$32,614	$22,059	$10,555

Adjusted EBITDA per Common Unit:
- Basic and diluted	$0.13	$0.15		$0.07	$0.20

Net income (loss)	$12,271	$61,495	$818,786	$(1,963)	$820,749
Less: Income (loss) from discontinued operations, net of taxes	—	—	(69)	510	(579)

Income (loss) from continuing operations	12,271	61,495	818,855	(2,473)	821,328
Adjustments:
Restructuring and impairment charges	958	442	—	—	—
Other restructuring charges	—	—	1,139	—	1,139
Reorganization items, net	—	—	(809,048)	—	(809,048)
Inventory step-up	—	—	17,249	17,249	—
Equity based compensation expense	1,167	1,320	2,213	2,199	14
Amortization of intangibles associated with continuing operations	2,937	4,681	6,504	5,639	865
Foreign currency (gain) loss, net	19	(41,400)	(16,746)	(9,338)	(7,408)
Derivative valuation (gain) loss, net	16	(312)	—	—	—

Adjusted Net Income	$17,368	$26,226	$20,166	$13,276	$6,890

Adjusted Net Income per Common Unit:
- Basic	$0.06	$0.09		$0.04	$0.13
- Diluted	0.06	0.08		0.04	0.13

MAGNACHIP SEMICONDUCTOR LLC AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)

(In thousands of US dollars, except unit data)

(Unaudited)

	Successor	Combined	Successor	Predecessor
	Twelve Months Ended	Twelve Months Ended	Two Months Ended	Ten Months Ended
	December 31, 2010	December 31, 2009	December 31, 2009	October 25, 2009
Net income (loss)	$74,120	$839,143	$(1,963)	$841,106
Less: Income (loss) from discontinued operations, net of taxes	—	7,096	510	6,586

Income (loss) from continuing operations	74,120	832,047	(2,473)	834,520
Adjustments:
Depreciation and amortization associated with continuing operations	58,395	48,901	11,218	37,683
Interest expense, net	22,899	32,423	1,258	31,165
Income tax expenses	8,390	9,241	1,946	7,295
Restructuring and impairment charges	2,003	439	—	439
Other restructuring charges	—	13,313	—	13,313
Reorganization items, net	—	(804,573)	—	(804,573)
Inventory step-up	867	17,249	17,249	—
Equity-based compensation expense	5,239	2,432	2,199	233
Foreign currency (gain) loss, net	(14,724)	(52,775)	(9,338)	(43,437)
Derivative valuation (gain) loss, net	711	—	—	—

Adjusted EBITDA	$157,900	$98,697	$22,059	$76,638

Adjusted EBITDA per Common Unit:
- Basic	$0.52		$0.07	$1.45
- Diluted	0.50		0.07	1.45

Net income (loss)	$74,120	$839,143	$(1,963)	$841,106
Less: Income (loss) from discontinued operations, net of taxes	—	7,096	510	6,586

Income (loss) from continuing operations	74,120	832,047	(2,473)	834,520
Adjustments:
Restructuring and impairment charges	2,003	439	—	439
Other restructuring charges	—	13,313	—	13,313
Reorganization items, net	—	(804,573)	—	(804,573)
Inventory step-up	867	17,249	17,249	—
Equity based compensation expense	5,239	2,432	2,199	233
Amortization of intangibles associated with continuing operations	21,033	14,487	5,639	8,848
Foreign currency (gain) loss, net	(14,724)	(52,775)	(9,338)	(43,437)
Derivative valuation (gain) loss, net	711	—	—	—

Adjusted Net Income	$89,249	$22,619	$13,276	$9,343

Adjusted Net Income per Common Unit:
- Basic & Diluted	$0.29		$0.04	$0.18

We define Adjusted EBITDA as net income (loss) less income (loss) from discontinued operations, net of taxes, adjusted to exclude (i) depreciation and amortization associated with continuing operations, (ii) interest expense, net, (iii) income tax expenses (benefits), (iv) restructuring and impairment charges, (v) other restructuring charges, (vi) abandoned IPO expenses, (vii) reorganization items, net, (viii) the increase in cost of sales resulting from the fresh-start accounting inventory step-up, (ix) equity-based compensation expense, (x) foreign currency gain (loss), net and (xi) derivative valuation gain (loss), net.

We present Adjusted Net Income as a further supplemental measure of our performance. We prepare Adjusted Net Income by adjusting net income (loss) to eliminate the impact of a number of non-cash expenses and other items that may be either one time or recurring that we do not consider to be indicative of our core ongoing operating performance. We believe that Adjusted Net Income is particularly useful because it reflects the impact of our asset base and capital structure on our operating performance. We define Adjusted Net Income as net income (loss) less income (loss) from discontinued operations, net of taxes, excluding (i) restructuring and impairment charges, (ii) other restructuring charges, (iii) abandoned IPO expenses, (iv) reorganization items, net, (v) the increase in cost of sales resulting from the fresh-start accounting inventory step-up, (vi) equity-based compensation expense, (vii) amortization of intangibles associated with continuing operations, (viii) foreign currency gain (loss), net and (ix) derivative valuation gain (loss), net.

MAGNACHIP SEMICONDUCTOR LLC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands of US dollars, except unit data)

(Unaudited)

	Successor
	December 31, 2010	December 31, 2009
Assets
Current assets
Cash and cash equivalents	$172,172	$64,925
Accounts receivable, net	119,054	74,233
Inventories, net	68,435	63,407
Other receivables	2,919	3,433
Prepaid expenses	8,207	12,625
Other current assets	18,920	3,433

Total current assets	389,707	222,056

Property, plant and equipment, net	179,012	156,337
Intangible assets, net	27,538	50,158
Long-term prepaid expenses	8,235	10,542
Other non-current assets	21,252	14,238

Total assets	$625,744	$453,331

Liabilities and Unitholders’ Equity
Current liabilities
Accounts payable	$58,264	$59,705
Other accounts payable	14,645	7,190
Accrued expenses	32,635	22,114
Current portion of long-term debt	—	618
Current portion of capital lease obligations	5,557	—
Other current liabilities	5,048	3,937

Total current liabilities	116,149	93,564

Long-term borrowings	246,882	61,132
Long-term obligation under capital lease	3,105	—
Accrued severance benefits, net	87,778	72,409
Other non-current liabilities	8,979	10,536

Total liabilities	462,893	237,641

Commitments and contingencies

Unitholders’ equity
Common units, no par value, 375,000,000 units authorized, 307,215,516 and 307,083,996 units issued and outstanding at December 31, 2010 and 2009, respectively	55,453	55,135
Additional paid-in capital	40,516	168,700
Retained earnings (accumulated deficit)	72,157	(1,963)
Accumulated other comprehensive loss	(5,275)	(6,182)

Total unitholders’ equity	162,851	215,690

Total liabilities and unitholders’ equity	$625,744	$453,331

MAGNACHIP SEMICONDUCTOR LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of US dollars)

(Unaudited)

	Successor	Combined	Successor	Predecessor
	Year Ended	Year Ended	Two Months Ended	Ten Months Ended
	December 31, 2010	December 31, 2009	December 31, 2009	October 25, 2009
Cash flows from operating activities
Net income	$74,120	$839,143	$(1,963)	$841,106
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	58,395	49,473	11,218	38,255
Provision for severance benefits	19,684	10,686	1,851	8,835
Amortization of debt issuance costs and original issue discount	925	836	—	836
Gain on foreign currency translation, net	(17,084)	(54,301)	(10,077)	(44,224)
Loss on disposal of property, plant and equipment, net	39	112	17	95
Loss (gain) on disposal of intangible assets, net	13	(9,225)	5	(9,230)
Restructuring and impairment charges	2,003	(1,120)	—	(1,120)
Unit-based compensation	5,239	2,432	2,199	233
Cash used for reorganization items	1,573	5,339	4,263	1,076
Noncash reorganization items	—	(805,649)	—	(805,649)
Other	4,177	2,055	(667)	2,722
Changes in operating assets and liabilities
Accounts receivable	(41,370)	3,513	16,443	(12,930)
Inventories	(3,172)	5,576	6,739	(1,163)
Other receivables	297	1,786	1,755	31
Deferred tax assets	1,543	1,732	678	1,054
Accounts payable	(5,049)	(7,828)	(14,144)	6,316
Other accounts payable	8,483	(23,963)	(12,511)	(11,452)
Accrued expenses	3,992	22,608	(5,687)	28,295
Long term other payable	(2,419)	(370)	(877)	507
Other current assets	2,997	9,088	3,192	5,896
Other current liabilities	962	1,227	1,188	39
Payment of severance benefits	(6,673)	(5,709)	(1,389)	(4,320)
Other	(710)	(641)	(125)	(516)

Net cash provided by operating activities before reorganization items	107,965	46,800	2,108	44,692

Cash used for reorganization items	(1,573)	(5,339)	(4,263)	(1,076)

Net cash provided by operating activities	106,392	41,461	(2,155)	43,616

Cash flows from investing activities
Proceeds from disposal of plant, property and equipment	10	366	37	329
Proceeds from disposal of intangible assets	—	9,375	—	9,375
Purchase of plant, property and equipment	(43,616)	(8,771)	(1,258)	(7,513)
Payment for intellectual property registration	(553)	(436)	(70)	(366)
Decrease in restricted cash	—	11,409	—	11,409
Decrease (increase) in short-term financial instruments	329	(329)	(329)	—
Decrease in guarantee deposits	1,198	—	—	—
Other	(1,096)	(73)	23	(96)

Net cash used in investing activities	(43,728)	11,541	(1,597)	13,138

Cash flows from financing activities
Proceeds from issuance of senior notes	246,685	—	—	—
Debt issuance costs paid	(8,313)	—	—	—
Issuance of new common units pursuant to the reorganization plan	—	35,280	—	35,280
Repayment of long-term debt	(61,750)	—	—	—
Repayment of obligation under capital lease	(3,476)	—	—	—
Repayment of short-term borrowings	—	(33,250)	—	(33,250)
Distribution to unitholders	(130,689)	—	—	—

Net cash provided by financing activities	42,457	2,030	—	2,030
Effect of exchange rates on cash and cash equivalents	2,126	5,856	1,098	4,758

Net increase (decrease) in cash and cash equivalents	107,247	60,888	(2,654)	63,542

Cash and cash equivalents
Beginning of the period	64,925	4,037	67,579	4,037

End of the period	$172,172	$64,925	$64,925	$67,579